UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant                                      ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14A-6(E)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

SiteOne Landscape Supply, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

# Your **Vote** Counts!

**SITEONE LANDSCAPE SUPPLY, INC.**

2022 Annual Meeting

Vote by May 10, 2022

11:59 PM ET



## You invested in SITEONE LANDSCAPE SUPPLY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022.**

## Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 11, 2022
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/SITE2022

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

**SITEONE LANDSCAPE SUPPLY, INC.**
2022 Annual Meeting
Vote by May 10, 2022
11:59 PM ET

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) Fred Diaz 02) Roy Dunbar 03) Larisa Drake | For |
| 2. Ratification of the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for the year ending January 1, 2023. | For |
| 3. Advisory vote to approve executive compensation. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.